SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement        [   ]    Confidential, for Use of the
                                                 Commission Only
[X]  Definitive Proxy Statement         (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ETERNAL TECHNOLOGIES GROUP, INC.
              ----------------------------------------------------
              ----------------------------------------------------
                (Name of Registrant As Specified in its Charter)


   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

               ------------------------------------------------------------

2. Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4. Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------

5. Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

               ----------------------------------------------------------

2. Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------

3. Filing Party:

              -----------------------------------------------------------

4. Date Filed:

              -----------------------------------------------------------

                        ETERNAL TECHNOLOGIES GROUP, INC.
           Suite 04-06, 28/F, Block A, Innotec Tower, 235 Nanjing Road
                      Heping District, Tianjin, PRC 300100

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


DATE                 October 12, 2006

TIME                 10:00 a.m. Central Daylight Time

PLACE                Downtown Courtyard Marriott
                     916 Dallas St.
                     Houston,TX 77002

ITEMS OF BUSINESS    (1) To elect seven (7) directors of the Company to hold
                         office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

                     (2) To approve the adoption of the Eternal Technologies
                         Group, Inc. 2006 Stock Option Plan.

                     (3) To consider a proposal to ratify the
                         appointment of Ham, Langston & Brezina,
                         L.L.P. as the Company's independent
                         registered public accounting firm .

                     (4) To transact such other business as may properly come
                         before the meeting or any adjournment thereof.

RECORD DATE          Holders of Eternal Technologies common stock of record at
                     the close of business on September 1, 2006 are entitled to vote at the meeting.

ANNUAL REPORT The Company's 2005 annual report on Form 10-KSB which is not part of the proxy soliciting materials, is included with this document.

PROXY VOTING It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Shareholders may be able to vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.


                                  By Order of the Board of Directors

                                  /s/ Jijun Wu

                                    Jijun Wu
                                    Chairman


Tianjin, China
September  14, 2006



                                TABLE OF CONTENTS



INTRODUCTION...........................................................................    1
         General.......................................................................    1
         Matters to be Voted on by Shareholders........................................    1
         Proxies.......................................................................    1
         Revocation of Proxies.........................................................    1
         Record Date...................................................................    1
         Voting Securities.............................................................    1
         Quorum........................................................................    2
         Voting Procedures.............................................................    2
PROPOSALS..............................................................................    2
PROPOSAL 1 - ELECTION OF DIRECTORS.....................................................    2
PROPOSAL 2 - ADOPTION OF ETERNAL TECHNOLOGIES GROUP, INC. 2006 STOCK OPTION PLAN.......    4
         Description of 2006 Plan......................................................    4
         New Plan Benefits.............................................................    6
PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
         FIRM..........................................................................    6
EXECUTIVE COMPENSATION AND OTHER INFORMATION...........................................    7
         Summary Compensation Table....................................................    7
         Equity Compensation Plan Information..........................................    7
         Employment Contracts..........................................................    7
         Compensation of Directors.....................................................    7
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.......................    8
CORPORATE GOVERNANCE AND RELATED MATTERS...............................................    8
         Overview......................................................................    8
         Committees of the Board.......................................................    8
         Board Meetings................................................................    9
         Codes of Ethics...............................................................    9
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................    9
         Fees Paid to Independent Registered Public Accounting Firm....................    9
         Policy on Pre-Approval of Audit and Non-Audit Services of Independent
         Registered Public Accounting Firm.............................................    9
OTHER MATTERS..........................................................................   10
         Compliance with Section 16(a) of the Securities Exchange Act..................   10
         Certain Relationships and Transactions........................................   10
         Submission of Shareholder Proposals...........................................   11
         Expenses of Solicitation......................................................   11


                        ETERNAL TECHNOLOGIES GROUP, INC.
           Suite 04-06, 28/F, Block A, Innotec Tower, 235 Nanjing Road
                      Heping District, Tianjin, PRC 300100

                                 ---------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 12, 2006


--------------------------------------------------------------------------------

                                  INTRODUCTION

--------------------------------------------------------------------------------

General

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Eternal Technologies Group, Inc. (the "Company") for use at the 2006 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at the Downtown Courtyard Marriott, 916 Dallas, TX 77002, on October 12, 2006, at 10 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about September 15, 2006.

Matters to be Voted on by Shareholders

At the Annual Meeting, the shareholders will vote upon three proposals, (1) the election of directors, (2) the adoption of the Eternal Technologies Group, Inc. 2006 Stock Option Plan and (3) the ratification of the appointment of Ham, Langston & Brezina, L.L.P. as the Company's independent registered public accounting firm, as described further in this Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.

Proxies

The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted (1) FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, (2) FOR the adoption of the Stock Option Plan and (3) FOR the ratification of the appointment of the designated independent registered public accounting firm. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

Revocation of Proxies

Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Record Date

Shareholders of record at the close of business on September 1, 2006 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

Voting Securities

On the Record Date, the total number of shares of common stock of the Company, $0.001 par value per share (the "Common Stock"), outstanding and entitled to vote was 40,567,300.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Voting Procedures

Casting Votes. "Record" shareholders of Common Stock (that is, persons holding Common Stock in their own name in Eternal Technologies' stock records maintained by our transfer agent, OTC Stock Transfer, Inc, may attend the Annual Meeting and vote in person or complete and sign the accompanying proxy card and return it to Eternal Technologies.

"Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and follow the voting instructions on that form.

Counting of Votes. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include adoption of stock plans.

Required Vote to Constitute a Quorum and Approve Proposals. Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors or any other matter.

--------------------------------------------------------------------------------

                                    PROPOSALS

--------------------------------------------------------------------------------

The stockholders are being asked to consider and vote upon three proposals at the Annual Meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors:

 ---------------------------------------------------------- -----------------------
                            Proposal                          Board Recommendation

  --------------------------------------------------------- -----------------------
 1 - Election of Directors                                             FOR
 ---------------------------------------------------------- -----------------------
 ---------------------------------------------------------- -----------------------
 2 - Adoption of Stock Option Plan                                     FOR
 ---------------------------------------------------------- -----------------------
 ---------------------------------------------------------- -----------------------
 3 - Ratification of Appointment of Independent Registered             FOR
 Public Accounting Firm
 ---------------------------------------------------------- -----------------------

Following is a detailed description of the proposals to be considered by the stockholders.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be voted on is the election of seven (7) directors. The Board's nominees are Jijun Wu, Jiansheng Wei, Shien Zhu, Genchang Li, Shicheng Fu, Yuguo Chang and Mika Zhang. Each of the nominees except Mr. Chang and Ms. Zhang are presently serving as a director of the Company. Biographical information about each of the nominees is included in "Director Information" below. If elected, each of the nominees will serve a one-year term and will be subject to reelection next year along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the Company's bylaws, directors are elected by a plurality vote of shares represented and entitled to vote at the Annual Meeting. That means the seven (7) nominees will be elected if they receive more affirmative votes than any other nominees.

The Board of Directors recommends a vote "For" all nominees. Unless marked to the contrary, proxies received from Shareholders will be voted in favor of all nominees.

Director Information

Set out below is certain information concerning our nominees for election as directors of the Company:

Jijun Wu            Mr. Wu has served as President  and Chairman of the Board of
Age:  68            the  Company  since  2002.  Mr. Wu was a  co-founder  of the
Director since 2002 company's  predecessor,  Eternal  Technologies Group Ltd. (a
                    British  Virgin  Islands  corporation)("ETG")  and served as
                    President  and  Chairman  of  the  Board  of  ETG  from  the company's  inception  in 2000 until  2002.  Prior to forming
                    ETG, Mr. Wu served as President of Sky Dragon Foundation,  a
                    Malaysian financial  institution,  from 1997 to 2000. Mr. Wu
                    previously   served  as  Accountant  -  General  of  Tianjin
                    Electronic Bureau, a PRC state-owned electronics company with revenues in excess of $1.5 billion and as a consultant to various multinational corporations entering the PRC market. Mr. Wu is a graduate of China Central Finance &
                    Economics  University and holds the designation of Certified
                    Public Accountant in China.

Jiansheng Wei       Mr.  Wei  has  served  as  Chief  Operations  Officer  and a
Age:  52            Director of the Company since 2002. From March 2000 to 2002,
Director since 2002 Mr. Wei served as Chief Operations Officer and a Director of
                    ETG. From 1998 to 2000, Mr. Wei was the vice-general manager of Towering Industrial Group Ltd, a trading company. Mr. Wei
                    has  been  engaged  in  animal   husbandry   practices   and
                    management  for over 30 years and has been  responsible  for operations  of several  large  farms in Inner  Mongolia  and
                    Hebei  Province.   Mr.  Wei  holds  a  Masters  of  Business
                    Administration  degree  from  Tianjin  Finance  &  Economics
                    College.

Shien Zhu           Mr. Zhu has served as a Director of the Company  since 2002.
Age:  49            Mr. Zhu served as a Director of ETG from 2000 to 2002. Since
Director since 2002 2001,  Mr. Zhu has been a  professor  at China  Agricultural
                    University. From 1996 to 2001, Mr. Zhu was an associate professor at China Agricultural University. Mr. Zhu is also a Associate Professor and Master Director, involved in post doctorate studies, at Kochi University and Ehime University in Japan. Mr. Zhu majored in the area of early embryo vitrification freezing and transfer and mammal adoscuolation in embryo biotechnology. He invented a system of freezing and preservation, not aided by a cooling frigorimeter, which is characterized by low cost, simple operation and a high embryo survival rate. In recent years, he has written more than 40 articles that were published in international and domestic periodicals.

Mr. Genchang Li     Mr.  Genchang Li is an experienced  researcher  with Tianjin
Age 66              Social  Science  Academy.   Mr.  Li  is  a  pioneer  in  the
Director since 2004 development  and operation of China's stock market.  When he was working for the municipal government , he was in charge of the review and administration of reorganizations of assets and going public of state owned enterprises. He is engaged in the research of policies for China's stock market. He was involved in the publication of various instructive essays and books. He was Section Chief in the Economic System Reform Commission of Tianjin Municipal
                    Government  from 1985 to 1993 and Vice  General  Manager  of
                    Investment Banking Department of Junan Securities Company from 1994 to 1999. He is a researcher with Tianjin Social
                    Science Academy since 2000.


Shicheng Fu         Prof.  Fu is a  lawyer,  Dean  of the Law  Department  , and
Age 41              Supervisor for graduate students of Nankai  University.  His
Director since 2004 other  professional  activities  include being a Director of
                    China Law Institute's  Administrative  Law Research Society,
                    Guest  Researcher of Peking  University  Public Law Research
                    Center,  Adjunct Researcher of State Administrative  College
                    Institute's Administrative Law Research Center, Consultant to the Standing Committee of Tianjin Municipal People's
                    Congress  for legal  affairs,  Legal  Consultant  to Tianjin
                    Municipal  Government,  and Arbitrator of Tianjin Arbitrator
                    Committee, etc.

                    Prof. Fu attended Nankai University's Law Department from September 1981 to July 1985. During his last year at the Law Department, the University decided to retain him as a teacher and sent him to China Politics and Law University's Graduate School for course study in administrative laws. His advisor was Prof. Ying Songnian, a distinguished legal sholar. He has been teaching at Nankai University since 1985. He has been to Japan and the Republic of Korea for international academic exchanges since 1998.


Yuguo Chang         Mr. Chang has been  associated  with the Company  since 2002
Age 37              and is currently  serving as an assistant to the Chairman in
                    planning   corporate   strategy  and  coordinating   company
                    operations.  Prior to joining the Company,  Mr. Chang served in a similar capacity with several state owned industries in the PRC.  Mr.  Chang  holds a Bachelor  of Arts  degree from
                    Tianjin  Advanced  Science  Technology  Institute  where  he
                    studied  enterprise   management  and  investment  strategy.


Mika Zhang          Ms.  Zhang  holds a  Bachelor  of Arts  degree  from  Jilian
Age 31              University  in  China.  For the past  three  years,  she has served as the  Chief  Executive  Officer  of P&P  Canada,  a distribution  company in Canada.  For the five years  prior, she was the marketing manager of Sumjin International, Inc., a Korean company engaged in the manufacturing and production
                    of   restaurant   equipment.


PROPOSAL 2 - ADOPTION OF 2006 STOCK OPTION PLAN

The Board of Directors of the Company, subject to shareholder approval, intends to adopt the 2006 Stock Option Plan (the "2006 Plan"). The purpose of the 2006Plan is to provide a means whereby directors and selected employees, officers, agents, consultants and independent contractors of the Company or of any parent or subsidiary thereof, each as defined through reference to a 50% ownership threshold, may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide an additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 2006 Plan is attached as Annex A to this Proxy Statement and the description of the 2006 Plan set forth below is qualified in its entirety by reference to the full text of the 2006 Plan. In addition, the Company makes no guarantee as to the tax consequences described below with respect to the grant or exercise of an option, or sale of the stock covered by an option.

Description of the 2006 Plan

The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 2006 Plan is 1,200,000 shares. Shares issuable under the 2006 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the 2006 Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the 2006 Plan, by such committee (the "Plan Administrator"). Except for the terms and conditions explicitly set forth in the 2006 Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the 2006 Plan, including, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

Options granted under the 2006 Plan are stock options are not incentive stock options ("Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any Options granted under the 2006 Plan are personal to such optionee and are exercisable solely by such optionee.

The Plan Administrator can determine that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

(a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; or

(b) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

Upon a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person different from the person holding those securities immediately prior to such transaction, the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company the sale, or transfer or other disposition of all or substantially all of the Company's assets to an unrelated entity, each, a ("Corporate Transaction"), at the discretion of the Plan Administrator, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

For federal income tax purposes, the grant to an optionee of an Option generally will not constitute a taxable event to the optionee or to the Company. Upon exercise of the Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to federal income tax withholding. Upon recognition of income by the optionee, the Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Option. Upon the subsequent sale of the Common Stock received upon exercise of the Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

The Board may amend, alter, suspend, discontinue or terminate the 2006 Plan at any time, except that any such action shall be subject to shareholder approval at the annual meeting next following such Board action if such shareholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for shareholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 2006 Plan may materially impair the rights of any participant with respect to any vested Option granted before amendment without such participant's consent. Unless terminated earlier by the Board, the 2006 Plan shall terminate upon the earliest to occur of (1) 10 years after the date or which the Board approves the 2006 Plan or (2) the date on which all shares of Common Stock available for issuance under the 2006 Plan shall have been issued as vested shares. Upon such 2006 Plan termination, all Options and unvested stock issuances outstanding under the 2006 Plan shall continue to have full force and effect in accordance with the provisions of the agreements.

New Plan Benefits

It is presently not determinable as to whether any benefits or amounts will be received by or allocated to the Company's executive officers, directors or employees.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote "For" approval of the adoption of the 2006 Plan. Unless marked to the contrary, proxies received from Shareholders will be voted in favor of the 2006 Plan.

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ham, Langston & Brezina, L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006, and recommends that the shareholders vote "for" ratification of such appointment. Ham, Langston & Brezina, L.L.P. has served as the Company's independent registered public accounting firm since 2005. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Representatives of Ham, Langston & Brezina, L.L.P. are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

The Board of Directors unanimously recommends a vote "For" the ratification of the appointment of Ham, Langston & Brezina, L.L.P. as the independent registered public accounting firm for the Company. Unless marked to the contrary, proxies received from Shareholders will be voted in favor of the appointment of Ham, Langston & Brezina, L.L.P.


--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION AND OTHER INFORMATION

--------------------------------------------------------------------------------

Summary Compensation Table

The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended December 31, 2005 of each person who served as the Company's Chief Executive Officer during fiscal 2005 and the four other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2005 (the "Named Officers").


                                                                        Long Term
Name and                           Annual Compensation    Restricted   Compensation
                                   ------ ------------    ----------   ------------
Principal Position          Year   Salary($)     Bonus($) Stock Awards Stock Options(#)
--------- --------          ----   ---------     -------- ------------ ----- ----------

JiJun Wu                    2005  100,000          -0-     80,000         -0-
  President and             2004   20,000          -0-     80,000         -0-
  Chief Executive Officer   2001   27,299          -0-        -0-         -0-


Equity Compensation Plan Information

Except with respect to the 2006 Plan that is being voted on at the Annual Meeting, the Company presently maintains no equity compensation option plans.

The following table gives information about equity awards under the Company's existing plans as of December 31, 2005:


                                                                                                  Number of securities
                                                                                            remaining available for
                                                                     Weighted-average        future issuance under
                                     Number of securities to be     exercise price of      equity compensation plans
                                       issued upon exercise of     outstanding options,      (excluding securities
                                        outstanding options,       warrants and rights      reflected in column (a))
           Plan Category               warrants and rights (a)             (b)
-----------------------------------  ----------------------------  ----------------------  ---------------------------
-----------------------------------  ----------------------------  ----------------------  ---------------------------

Equity compensation plans approved
by security holders                                            0                      --                            0
Equity compensation plans not
approved by security holders                                   0                      --                            0
                                     ----------------------------  ----------------------  ---------------------------
                                     ----------------------------  ----------------------  ---------------------------

Total                                                          0                      --                            0
                                     ============================  ======================  ===========================

Employment Contracts

The Company has no employment agreements with any of its employees other than its corporate secretary, Zhai Rui.

Compensation of Directors

We reimburse all direct costs of attendance to Board meetings by our directors.

No additional compensation of any nature is paid to employee directors.

--------------------------------------------------------------------------------

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

--------------------------------------------------------------------------------

The following table is furnished as of September 1, 2006 to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.


         Name and Address of Beneficial Owner (1)     Shares (2)   Percent of Class (2)
         -----------------------------------------  -------------  -------------------

         Jijun Wu                                      1,780,000          4.39%
         Jiansheng Wei                                   653,000          1.64%
         Shien Zhu                                        50,000              *
         Genchang Li                                      50,000              *
         Shicheng Fu                                      50,000              *
         Zhai Rui                                         75,000              *
         Zheng Shen                                            0              *
                                                       ---------    -------------

         All executive officers and directors
         as a group (8 persons)                        2,658,100          6.55%
                                                       =========    =============

*........Less than 1%.
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.
(2) Includes shares of Common Stock not outstanding, but which are subject to options, warrants and other convertible securities exercisable or convertible within 60 days of the date of the information set forth in this table, which are deemed to be outstanding for the purpose of computing the shares held and percentage of outstanding Common Stock with respect to the holder of such options. Such shares are not, however, deemed to be outstanding for the purpose of computing the percentage of any other person.

(3) Address is Suite 04-06, 28/F, Block A Innotec Tower, 235 Nanjing Road, Heping District, Tianjin, PRC 300100.

--------------------------------------------------------------------------------

                    CORPORATE GOVERNANCE AND RELATED MATTERS

--------------------------------------------------------------------------------

Overview

Our Board of Directors believes that corporate governance practices should be designed to create an environment that encourages and supports optimum shareholder value, compliance with all legal requirements and maintenance of the highest standards of integrity. The Board, in conjunction with senior management, has adopted and adheres to corporate governance practices that they believe promote those goals. Because of our limited financial resources, the limited scope and size of our operations and the difficulty of attracting and retaining independent directors for a small company, our governance procedures, to date, are limited. If we grow, as we expect, we intend to continually review governance practices, applicable state law, the rules and regulations of the SEC and listing standards of exchanges, as well as best practices suggested by recognized governance authorities, with a view to establishing and maintaining appropriate systems, practices and procedures which will further our stated goals.

Committees of the Board

The Company does not presently maintain an audit committee, a compensation committee, a nomination committee or any other committees of its board of directors. Similarly, we do not have an "audit committee financial expert".

At such time as our Board determines that the size and scope of our operations and our available financial resources warrant such, we expect to seek to add independent directors and to form committees to perform the functions of an audit committee, compensation committee and nominating committee.

Board Meetings

During the year ended December 31, 2005, the Board of Directors held ten formal meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors.

At an appropriate time in the future, the Board intends to evaluate the appointment of a "Lead Independent Director" and the establishment of procedures for conducting regular executive sessions of non-management members of the Board without management present.

Codes of Ethics

The Board of Directors has adopted a Code of Business Ethics covering all officers, directors and employees of the Company. We require all employees to adhere to the Code of Business Ethics in addressing legal and ethical issues encountered in conducting their work. The Code of Business Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest.

The Board of Directors has also adopted a separate Code of Business Ethics for the CEO and Senior Financial Officers. This Code of Ethics supplements our general Code of Business Ethics and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

Both the Code of Business Ethics and the Code of Business Ethics for the CEO and Senior Financial Officers are filed as exhibits to Eternal Technologies' Annual Report on Form 10-KSB for the year ended December 31, 2005 and are available for review at the SEC's web site at www.sec.gov.

-------------------------------------------------------------------------------

         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

-------------------------------------------------------------------------------

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by Ham Langston & Brezina, L.L.P. for the audit of the Company's annual financial statements for the year ended December 31, 2005 and by Thomas Leger & Co., LLP for the year ended December 31, 2004 and fees billed for other services rendered by the firms during the respective periods.

                                             Fiscal 2005         Fiscal 2004
                                           ----------------    ----------------
                                           ----------------    ----------------
          Audit fees (1)                           $95,581            $111,271
          Audit related fees (2)                    25,156              39,162
          Tax fees                                                       5,000
          All other fees
                                           ----------------    ----------------
                                           ----------------    ----------------
          Total                                   $120,737            $155,433
                                           ================    ================

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements.
(2) Audit-Related Fees consist of fees billed for assurance and other services not explicitly related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

Policy on Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

At such time, if ever, as we form an audit committee, we intend that the audit committee will establish a specific policy relating to pre-approval of all audit and non-audit services provided by our independent registered public accounting firm. As we do not presently maintain an audit committee, no such policy has been adopted to date.


-------------------------------------------------------------------------------

                                  OTHER MATTERS

-------------------------------------------------------------------------------

Compliance With Section 16(a) of the Exchange Act

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 2005. Based solely on a review of such reports and written statements of its directors, executive officers and shareholders, the Company believes that there are certain deficiencies in the filing of these reports on a timely basis. In addition, (1) the Form 10-KSB for the year-ended December 31, 2005 and (2) the Form 10-QSB for the quarterly period ended March 31, 2005 were also filed late.

Certain Relationships and Transactions

The Company's amounts due from/(to) directors, related parties, and related company are unsecured, interest-free and are repayable on demand. China Continental, Inc. ("CCI") is a related company. One of the Company's former officers, directors and current major shareholder (Shang Jia Ji) owns more than 10% of CCI and Towering International Trade (US) Corp.

Eternal acquired 100% interest in Willsley Company limited, which had a 100% interest in Aershan in a transaction valued at $6,000,000 from Shang Jia Ji. The $6,000,000 represents Shang Jia Ji's cost.

The Company has a payable to Ji Jun Wu, Chairman of the Board and President, of approximately $50,708 at December 31, 2005 and 2004. The balance represents advances made to the Company for various expenses in previous years.

The Company has a payable to a former employee of approximately $160,000 at December 31, 2005 and 2004. The balance represents advances made to the Company for various expenses in previous years.

Zhai Rui, the company secretary, is the daughter-in-law of Jijun Wu, the Chairman of the Board.

Submission of Shareholder Proposals

In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2007 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than March 31, 2007. If the Company receives notice of a shareholder proposal after March 31, 2007, persons named as proxies for the 2006 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at such meeting.

Expenses of Solicitation

All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.


                                  /s/ Jijun Wu
                                 ----------------------
                                    Chairman


Tianjin, China
September 13, 2006

                        ETERNAL TECHNOLOGIES GROUP, INC.

                             2006 STOCK OPTION PLAN


         1. Purpose. The purpose of this Eternal Technologies Group, Inc. 2006 Compensation Plan ("Plan") is to encourage ownership of common stock, $.001 par value ("Common Stock"), of Eternal Technologies Group, Inc., a Nevada corporation (the "Company"), by eligible employees, consultants and directors of the Company and its Affiliates and to provide an incentive for such employees, consultants and directors who render services to exert maximum effort for the business success of the Company and strengthen the identification of employees, consultants and directors with the shareholders.

         2. Administration.

                  2.1 Administration by the Board or the Compensation Committee. This Plan shall be administered by the Board of Directors (the "Board") unless the Board establishes a committee comprised of one or more of its members to carry out such administration, in which case administration of the Plan shall be by a Compensation Committee (the "Committee") designated by the Board of the Company, which shall also designate the Chairman of the Committee.

                  2.2 Board or Committee Action. The Board, or the Committee as appropriate, shall hold its meetings at such times and places as it may be determine. A majority of the members of such Board or Committee shall constitute a quorum, and all determinations of the Board or Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Board or Committee may designate the Secretary of the Company or other Company employees to assist the Board or Committee in the administration of this Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Board or the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this
Section 2 may be appointed as the Committee.

                  2.3 Expenses. All expenses and liabilities incurred by the Board or the Committee in the administration of this Plan shall be borne by the Company. The Board or the Committee may employ attorneys, consultants, accountants or other persons.

         3. Stock Reserved. The aggregate number of shares of Common Stock that may be optioned under this Plan is 1,200,000. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for compensation for such purpose. Any of such shares which may remain unallocated at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the compensation grants under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan.

         4. Eligibility. The persons eligible to participate in this Plan as a recipient of the stock options shall include only employees, consultants and directors of the Company or its Affiliates at the time the compensation award is granted. An employee director or consultant who has been granted compensation shares hereunder may be granted additional options, if the Board or the Committee, as appropriate, shall so determine.

         5. Grant of Options. The Board or Committee, as appropriate, shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those employees, consultants and directors of the Company or its Affiliates who are to receive options under this Plan and, (ii) to determine the number of shares of Common Stock to be covered by such options.

         6. Exercise Price. The exercise price of the shares issuable hereunder shall be an amount equal to 90% of the average closing price of the Company's common stock for the ten trading days or preceding the date of adoption of this Plan by the Board of Directors.

         7. Compliance With Other Laws and Regulations. This Plan and the grant of options thereunder, and the obligation of the Company to deliver shares under such options shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         8. Taxes. The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any compensation shares granted under this Plan.

         9. No Right to Employment. Employees shall be considered to be in the employment of the Company so long as they remain employees of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Board or the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Employee issued compensation shares the right to continue in the employ of the Company or its Affiliates, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Employee and the Company or its Affiliates.

         10. Liability of Company for Non-Issuance of Shares and Tax Consequences. The Company and any Affiliates that are in existence or hereafter come into existence shall not be liable to a Grantee of stock options or other persons as to the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder.

         11. Effectiveness and Expiration of Plan. This Plan shall be effective on the date of adoption by the Board.

         12. Non-Exclusivity of this Plan. The adoption by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable.

         13. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Nevada and applicable federal law.

                  IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, Eternal Technologies Group, Inc. has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this 17th day of July, 2006.



                                       ETERNAL TECHNOLOGIES GROUP, INC.


ATTEST:

                                        By:  /s/ Jijun Wu
/s/ Zhai Rui, Secretary                 Name:  Jijun Wu
Zhai Rui, Secretary                     Title:    Chairman